Exhibit 99.5

                                THOMAS G. PALMER
                1628 Chelsea Rd., Palos Verdes Estates, CA 90274
                             Tel No. (310) 378-9580

                                                             January 2, 2004



Board of Directors
Pacific Premier Bancorp, Inc.
1600 Sunflower Avenue
2nd Floor
Costa Mesa, California 92626

Gentlemen:

         The undersigned hereby resigns from the Board of Directors of Pacific Premier Bancorp, Inc. and Pacific Premier Bank and all committees thereof effective as of November 26, 2003.

                                                  Sincerely,



                                                  /s/Thomas G. Palmer
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